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                                      FLAG
                                    INVESTORS
                                     EQUITY
                                    PARTNERS
                                      FUND




                                  ANNUAL REPORT
                                  MAY 31, 1998

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

o Your Fund received Morningstar's highest rating of 5-stars for its three-year performance through May 31, 1998.

o Two of the largest contributors to the Fund's return, America Online and Ford, illustrate the flexibility of our investment philosophy. Though very different companies, at the time of purchase both were out of favor and selling at a low enough price to offer good value for the long-term.

o Shareholders purchased $49 million in Fund shares over the past six months. We invested $55 million in securities but sold only $8 million reflecting our below average turnover.

o Asian problems have introduced uncertainty and volatility into an otherwise positive market environment. Shareholders are encouraged to look beyond the current uncertainty and view their Fund holdings as a long-term investment.

FUND PERFORMANCE
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES*
FEBRUARY 13, 1995-MAY 31, 1998


$10,000 invested in the Equity Partners Fund
Class A Shares at inception on February 13, 1995 was worth $22,208 on May 31, 1998.

                 [GRAPH APPEARS HERE -- SEE PLOT POINTS BELOW]


 2/95     10,000
 5/95     10,770
          11,421
11/95     11,993
          12,756
 5/96     13,252
          13,329
11/96     15,576
          16,192
 5/97     17,383
          18,811
11/97     19,213
          21,029
 5/98     22,208



TOTAL RETURN PERFORMANCE*

                                  Class A              Class B          Institutional
  Periods ended 5/31/98           Shares               Shares              Shares
--------------------------------------------------------------------------------------
  6 Months                        15.59%               15.18%              15.75%
 ......................................................................................
  12 Months                       27.76%               26.81%              28.14%
 ......................................................................................
  Since Inception                 2/13/95              2/13/95             2/12/96
                                  -------              -------             -------
  (Cumulative)                    122.08%              116.98%             74.06%
 ......................................................................................

 *These figures assume the reinvestment of dividends and capital gains distributions and exclude the impact of any sales charge. If the sales charge were reflected, the quoted performance would be lower. Performance figures for the classes differ because each class maintains a distinct expense structure. For further details on expense structures, please refer to the Fund's prospectus. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results. Please review the Additional Performance Information on page 6.

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Fellow Shareholders:

     We are pleased to report on the progress of your Fund for the periods ended May 31, 1998.

PERFORMANCE

     The Fund's Class A Shares produced a total return of 15.6% and 27.8% for the six- and twelve-month periods ended May 31, 1998, respectively. The Class A Shares have had a cumulative return of 122.1% since the Fund's inception on February 13, 1995. The Equity Partners Fund received a 5-star rating from Morningstar for its three-year performance as of May 31, 1998. This is Morningstar's highest rating, which is reserved for the top 10% of funds in each investment category, based on risk and return.*

     Over the past year, the Class A Shares net asset value grew by $4.58, which includes income and capital gains distributions. The largest positive and negative contributors to this growth are shown in the following table.

CONTRIBUTORS TO NET ASSET VALUE PERFORMANCE


  (For the 12 months ended 5/31/98)
--------------------------------------------------------------------------------------
  Five Best Contributors   Gain Per Share   Five Worst Contributors    Loss Per Share
 ......................................................................................
  The Learning Company           $0.69      Sunbeam Corp.                 $(0.26)
 ......................................................................................
  America Online                 $0.68      Callaway Golf                 $(0.12)
 ......................................................................................
  Ford Motor                     $0.61      Philip Morris                 $(0.10)
 ......................................................................................
  Mid Ocean                      $0.22      Millipore                     $(0.07)
 ......................................................................................
  Champion Enterprises           $0.21      Newmont Mining                $(0.07)
 ......................................................................................

     The Learning Company, America Online and Ford Motor were particularly significant contributors to the Fund's return over the past year. The Learning Company, the leading educational software company, has been in the process of greatly improving its once deteriorating fundamental market position and financial condition over the past year. Such turnaround investments often prove to be protracted and disappointing. The Learning Company has been a pleasant exception, having more than doubled since our original investment just ten months ago.

*The Fund received from Morningstar a 5-star rating for its three-year and a 5-star rating for its overall performance as of 5/31/98. This rating is based upon 2495 domestic equity funds for the three-year period ended 5/31/98. Morningstar's proprietary ratings reflect historical risk-adjusted performance as of 5/31/98 and are subject to change every month. Morningstar's star rating system of one (lowest) to five (highest) stars is based on risk and return ratios for 3-, 5-, and 10-year average annual returns (if applicable) in excess of 90-day T-bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns and considers all sales charges and fees.The top 10% of funds in a investment category receive five stars, the next 22.5% receive four stars, and the middle 35% receive three stars. Ratings are for the Class A shares only; other classes may vary. Past performance is not an indicator of future results.

--------------------------------------------------------------------------------

     America Online and Ford were highlighted in our report one year ago, in which these two very different companies were used to illustrate the flexibility of our investment philosophy. Ford, a mature, cyclical company, was purchased because of the strong value characteristics of its stock, which particularly understated the value of its financial subsidiaries. The catalyst for purchasing it was management's expressed intention to realize that value for shareholders, by selling or spinning off those businesses, which they have now accomplished. America Online, a young, rapidly growing company was purchased for its long-term growth prospects at a time when it was experiencing short-term problems. Though very different companies, they had one thing in common--both were temporarily out of favor with investors and were selling at a low enough price to offer good long-term value.

     In past shareholder reports, the negative contribution from the Fund's worst performers have been modest, reflecting both a rising market and an absence of serious fundamental mistakes. That happy circumstance is unfortunately no longer true, as Sunbeam now qualifies as a full-blown fundamental mistake. We purchased Sunbeam two years ago with the belief that its new CEO, Al Dunlap, could fix and then sell the troubled company. As he worked his initial cost cutting magic, the value of our investment more than doubled. He then attempted to sell the company and was unable to find a buyer. Rather than selling the stock at that point, as we should have, we allowed ourselves to believe that he could successfully run and grow the company on a longer-term basis. Operating problems followed, and we compounded our mistake by buying more as the stock weakened. Bottom line, we became too enamored with Al Dunlap, as he had also become with himself. The company's problems worsened, the stock fell back below our original cost basis, and Al was fired. Our lessons from this round trip ride are not to become overly enamored with successful CEOs, and not to compound a fundamental mistake by buying more just because the stock price has dropped.

INVESTMENT ENVIRONMENT

     Until very recently, the stock market could be characterized by the title of the movie that won Jack Nicholson his Academy Award, "As Good As It Gets". Inflation is tame, unemployment is low, interest rates are low, personal income is rising at a good pace, corporate profits are at a high level and the federal budget is now in a surplus condition. Investors, aware of these favorable trends and encouraged by their market success, continue to pour money into the equity market.

LETTER TO SHAREHOLDERS (CONCLUDED)
--------------------------------------------------------------------------------

     No one really knows how long these conditions can continue. Beyond our conviction that the stock market is not subject to reliable forecasts, the only conclusion we have felt comfortable reaching is that expectations for future returns should clearly be more moderate than those of recent experience.

     Several months ago problems in certain Asian currencies, economies and markets began to appear and created a fundamental concern that threatened to impact U.S. companies and markets. Though certain companies and industries were clearly impacted, the overall market continued to march higher with the favorable performance of the broader economy. Recently, particular weakness in the Yen and the Japanese economy has heightened concerns about the Asian economies and their impact on U.S. companies. More companies are in fact showing symptoms of the Asian Flu as it is being called, indicating weakness in their businesses.

     The current environment can thus be categorized as uncertain, and therefore volatile. This volatility may continue until we have greater visibility on the impact of the Asian troubles on the U.S. economy.

     A silver lining to the Asian cloud has been the fact that the related weakness in import prices and commodity prices has been more good news for inflation and therefore interest rates. The yield on long-term government bonds is now at the lowest level since the early 1970s.

PORTFOLIO STRATEGY

     Our strategy, as always, is to invest for the long-term in undervalued companies with strong financial characteristics and shareholder-oriented managements. We focus on individual stock selection as opposed to sector strategies or market timing. Our goal is to be 90-100% invested, as long as we can find good values which meet our criteria.

     Over the past six months we invested $55 million, $49 million of which was net new money which flowed into the fund. Sales totaled only $8 million, reflecting the fact that we are long-term investors with well below average turnover. The cash percentage was 6.4% at the beginning of the six-month period and 4.5% at the period's end.

     The five largest holdings are shown in the following table. All five of these businesses are performing well fundamentally. Each has been highlighted in recent shareholder reports as successful examples of what we try to accomplish.

--------------------------------------------------------------------------------

FIVE LARGEST EQUITY HOLDINGS


  (As of 5/31/98)
-------------------------------------------------------------------------------------------
  Security                       Total Cost         Market Value    Percent of Net Assets
 ...........................................................................................
  The Learning Company           $ 8,455,062        $17,436,300            5.3%
 ...........................................................................................
  America Online                 $ 2,303,420        $13,330,000            4.0%
 ...........................................................................................
  Ford Motor                     $ 5,945,721        $12,968,750            3.9%
 ...........................................................................................
  Blyth Industries               $10,251,438        $12,428,437            3.8%
 ...........................................................................................
  Conseco                        $ 5,535,320        $10,117,625            3.1%
 .................................-----------........-----------...........----.............
      Total                      $32,490,961        $66,281,112           20.1%
 ...........................................................................................

CLOSING

     As always, we would like to thank you for your ongoing interest and support and particularly welcome new shareholders who have invested over the past six months.

     The market is certainly topical and interesting today to an increasingly wide body of followers, many of whom are focused on "what is the market going to do?" We encourage you to free yourself from this common preoccupation, and view your Fund holdings as a long-term investment. Wealth has generally been created by long-term ownership of good companies, not by trading or market timing. As a reminder, we have significant personal investments in the Fund and are therefore long-term partners with you.

Sincerely,


/s/ Lee S. Owen
_______________
Lee S. Owen
Portfolio Manager

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

ADDITIONAL PERFORMANCE INFORMATION

     The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include, on an annual basis, line graphs comparing the Fund's performance to that of an appropriate market index. These graphs must measure the growth of a $10,000 hypothetical investment from the Fund's inception through the most recent fiscal year-end. They reflect the impact of the Fund's total expenses and the currently effective 4.50% maximum sales charge for the Fund's Class A Shares and a 3.00% contingent deferred sales charge for the Fund's Class B Shares, which is the applicable sales charge for the represented time period.

     While the following charts are required by SEC rules, such comparisons are of limited utility since the indices shown are not adjusted for sales charges and ongoing management, distribution and operating expenses applicable to the Fund. An investor who wished to replicate the total return of these indices would have had to own the securities that they represent. Acquiring these securities would require a considerable amount of money and would incur expenses that are not reflected in the index results.

     The SEC also requires that we report the Fund's total return, according to a standardized formula, for various time periods through the end of the most recent calendar quarter. The SEC total return figures differ from those we reported because the time periods may be different and because the SEC calculation includes the impact of the currently effective 4.50% maximum sales charge for the Fund's Class A Shares and 4.00% maximum contingent deferred sales charge for the Fund's Class B Shares. These total returns correspond to those experienced by individual shareholders only if their shares were purchased on the first day of each time period and the maximum sales charge was paid. Any performance figures shown are for the full period indicated. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE OF A $10,000 INVESTMENT IN CLASS A SHARES*
FEBRUARY 13, 1995-MAY 31, 1998


                 [GRAPH APPEARS HERE -- SEE PLOT POINTS BELOW]


             Flag Investors       S&P 500          91-Day
          Equity Partners Fund   Composite   U.S. Treasury Bill
                $21,209           $23,941          $11,899


 2/95             9,550            10,000           10,000
 5/95            10,285            11,022           10,150
                 10,907            11,682           10,302
11/95            11,453            12,663           10,442
                 12,182            13,470           10,589
 5/96            12,656            14,156           10,721
                 12,729            13,867           10,863
11/96            14,875            16,191           11,007
                 15,463            16,994           11,150
 5/97            16,601            18,320           11,308
                 17,965            19,507           11,449
11/97            18,348            20,808           11,596
                 20,083            22,943           11,742
 5/98            21,209            23,941           11,899


AVERAGE ANNUAL TOTAL RETURN*

  Periods Ended 5/31/98       1 Year       5 Years       Since Inception**
----------------------------------------------------------------------------
  Class A Shares              22.01%         N/A              25.65%
 ............................................................................

   *These figures assume the reinvestment of dividends and capital gains distributions. Past performance is not an indicator of future results. The indices listed above are unmanaged and are widely recognized as indicators of the performance in their respective sectors. The S&P 500 Composite is an indicator of general market performance and the 91-Day U.S. Treasury Bill is a measure of short-term bond market performance.
  **February 13, 1995.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

ADDITIONAL PERFORMANCE INFORMATION (CONCLUDED)

CHANGE IN VALUE OF A $10,000 INVESTMENT IN CLASS B SHARES*
FEBRUARY 13, 1995-MAY 31, 1998


                 [GRAPH APPEARS HERE -- SEE PLOT POINTS BELOW]


             Flag Investors       S&P 500          91-Day
          Equity Partners Fund   Composite   U.S. Treasury Bill
                $21,398           $23,941          $11,899


 2/95            10,000            10,000           10,000
 5/95            10,750            11,022           10,150
                 11,391            11,681           10,302
11/95            11,943            12,663           10,442
                 12,670            13,470           10,589
 5/96            13,134            14,156           10,721
                 13,194            13,868           10,863
11/96            15,383            16,191           11,007
                 15,963            16,994           11,150
 5/97            17,111            18,320           11,308
                 18,482            19,507           11,449
11/97            18,838            20,808           11,596
                 20,577            22,943           11,742
 5/98            21,398            23,941           11,889


AVERAGE ANNUAL TOTAL RETURN*

  Periods Ended 5/31/98          1 Year    5 Years   Since Inception**
------------------------------------------------------------------------
  Class B Shares                 22.81%      N/A          25.99%
 ........................................................................

   *These figures assume the reinvestment of dividends and capital gains distributions. Past performance is not an indicator of future results. **February 13, 1995.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE OF A $10,000 INVESTMENT IN INSTITUTIONAL SHARES*
FEBRUARY 12, 1996-MAY 31, 1998


                 [GRAPH APPEARS HERE -- SEE PLOT POINTS BELOW]


             Flag Investors       S&P 500          91-Day
          Equity Partners Fund   Composite   U.S. Treasury Bill
                $17,406           $17,774          $11,238


 2/96            10,000            10,000           10,000
 5/96            10,323            10,503           10,125
 8/96            10,396            10,297           10,259
11/96            12,156            12,023           10,395
 2/97            12,646            12,619           10,530
 5/97            13,584            13,600           10,679
 8/97            14,716            14,842           10,813
11/97            15,037            15,448           10,951
 2/98            16,467            17,033           11,089
 5/98            17,406            17,774           11,238


AVERAGE ANNUAL TOTAL RETURN*

  Periods Ended 5/31/98           1 Year     5 Years   Since Inception**
--------------------------------------------------------------------------
  Institutional Shares            28.14%       N/A          27.38%
 ..........................................................................

   *These figures assume the reinvestment of dividends and capital gains distributions. Past performance is not an indicator of future results. **February 12, 1996.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS                                             MAY 31, 1998


  Shares                                                            Market Value
--------------------------------------------------------------------------------
 COMMON STOCK: 95.5%

BANKING: 3.5%
     30,600      Citicorp                                           $ 4,563,225
     19,500      Wells Fargo & Company                                7,049,250
                                                                    -----------
                                                                     11,612,475
                                                                    -----------
BASIC INDUSTRY: 8.4%
    399,000      Airgas, Inc.*                                        6,059,812
    216,000      Georgia Gulf Corp.                                   5,413,500
    144,100      Hercules, Inc.                                       6,349,406
    138,500      Newmont Mining Corp.                                 3,453,844
    146,000      Olin Corp.                                           6,314,500
                                                                    -----------
                                                                     27,591,062
                                                                    -----------
BUSINESS SERVICES: 1.8%
    180,000      First Data Corp.                                     5,985,000
                                                                    -----------
CAPITAL GOODS: 2.1%
     29,900      Briggs & Stratton Corporation                        1,356,713
     48,400      Caterpillar, Inc.                                    2,658,975
     32,500      Eaton Corporation                                    2,918,906
                                                                    -----------
                                                                      6,934,594
                                                                    -----------
CONSUMER DURABLES/NON-DURABLES: 14.6%
    405,000      Blyth Industries, Inc.*                             12,428,437
    240,500      Callaway Golf                                        4,960,313
    250,000      Ford Motor Company                                  12,968,750
    207,500      Philip Morris Companies, Inc.                        7,755,312
    115,000      Richfood Holdings, Inc.                              2,810,313
    310,000      Sunbeam Corp.                                        7,110,625
                                                                    -----------
                                                                     48,033,750
                                                                    -----------
CONSUMER SERVICES: 12.0%
    160,000      America Online, Inc.*                               13,330,000
    150,000      Cendant Corp.*                                       3,253,125
     50,000      Gannett Company, Inc.                                3,296,875
    611,800      The Learning Company, Inc.*                         17,436,300
     36,000      Times Mirror Company - Class A                       2,304,000
                                                                    -----------
                                                                     39,620,300
                                                                    -----------

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------


  Shares                                                            Market Value
--------------------------------------------------------------------------------
 COMMON STOCK (continued)

DEFENSE/AEROSPACE: 3.0%
     67,080      The Boeing Company                                 $ 3,194,685
     58,700      Lockheed Martin Corp.                                6,589,075
                                                                    -----------
                                                                      9,783,760
                                                                    -----------
ENERGY: 2.1%
    100,000      CalEnergy Company, Inc.*                             3,025,000
    100,500      Noble Affiliates, Inc.                               3,925,781
                                                                    -----------
                                                                      6,950,781
                                                                    -----------
FINANCIAL SERVICES: 10.2%
     60,200      American Express Company                             6,178,025
     65,521      Associates First Capital Corp., Class A              4,901,790
    108,000      Freddie Mac                                          4,914,000
    175,000      Green Tree Financial Corporation                     7,032,812
     36,000      Transamerica Corp.                                   4,140,000
    105,000      Travelers Group, Inc.                                6,405,000
                                                                    -----------
                                                                     33,571,627
                                                                    -----------
HEALTH CARE: 5.0%
    127,000      Amgen, Inc.*                                         7,683,500
    100,000      Columbia/HCA Healthcare Corp.                        3,268,750
     82,000      Johnson & Johnson                                    5,663,125
                                                                    -----------
                                                                     16,615,375
                                                                    -----------
HOTELS/GAMING: 1.6%
    130,000      Harrah's Entertainment, Inc.*                        3,250,000
     61,600      Hilton Hotels Corporation                            1,936,550
                                                                    -----------
                                                                      5,186,550
                                                                    -----------
HOUSING: 5.1%
    327,500      Champion Enterprises, Inc.*                          8,822,031
    148,300      USG Corporation*                                     7,878,438
                                                                    -----------
                                                                     16,700,469
                                                                    -----------
INSURANCE: 5.2%
    217,000      Conseco Inc.                                        10,117,625
     93,400      Mid Ocean Limited                                    7,110,075
                                                                    -----------
                                                                     17,227,700
                                                                    -----------

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS (CONCLUDED)                                 MAY 31, 1998


  Shares/
 Par (000)                                                          Market Value
--------------------------------------------------------------------------------
 COMMON STOCK (concluded)

MULTI-INDUSTRY: 5.8%
    164,000      American Standard Co., Inc.*                      $  7,913,000
     57,000      Loews Corporation                                    5,172,750
     60,000      Monsanto Co.                                         3,322,500
     24,200      Tenneco, Inc.                                        1,007,325
     17,800      United Technologies Corp.                            1,673,200
                                                                   ------------
                                                                     19,088,775
                                                                   ------------
RETAIL: 2.5%
    425,000      Kmart Corporation*                                   8,234,375
                                                                   ------------
TECHNOLOGY: 8.6%
    120,100      Cognex Corp.*                                        2,281,900
     86,000      International Business Machines Corporation         10,094,250
     97,500      Millipore Corporation                                3,254,063
    490,300      Novell, Inc.*                                        5,148,150
     34,000      Varian Associates, Inc.                              1,634,125
     59,500      Xerox Corporation                                    6,113,625
                                                                   ------------
                                                                     28,526,113
                                                                   ------------
TELECOMMUNICATIONS: 2.3%
    140,000      MCI Communications Corporation                       7,485,625
                                                                   ------------
TRANSPORTATION: 1.7%
     95,800      Canadian National Railway Company                    5,664,175
                                                                   ------------
 TOTAL COMMON STOCK
   (Cost $221,215,964)                                              314,812,506
                                                                   ------------

 REPURCHASE AGREEMENT: 4.8%
    $15,908      Goldman Sachs & Co., 5.40%
                 Dated 05/29/98, to be repurchased on
                 06/01/98, collateralized by U.S. Treasury
                 Bonds with a market value of $16,226,929.
                 (Cost $15,908,000)                                  15,908,000
                                                                   ------------

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
TOTAL INVESTMENT IN SECURITIES: 100.3%
  (Cost $237,123,964)**                                          $330,720,506
LIABILITIES IN EXCESS OF OTHER ASSETS, NET: (0.3%)                   (933,806)
                                                                 ------------
NET ASSETS: 100.0%                                               $329,786,700
                                                                 ============
NET ASSET VALUE AND REDEMPTION PRICE PER:
  CLASS A SHARE
    ($198,387,203 / 9,317,787 shares outstanding)                      $21.29
                                                                       ======
  CLASS B SHARE
    ($37,046,242 / 1,755,771 shares outstanding)                       $21.10***
                                                                       ======
  INSTITUTIONAL SHARE
    ($94,353,255 / 4,426,600 shares outstanding)                       $21.32
                                                                       ======
MAXIMUM OFFERING PRICE PER:
  CLASS A SHARE
    ($21.29 / 0.955)                                                   $22.29
                                                                       ======
  CLASS B SHARE                                                        $21.10
                                                                       ======
  INSTITUTIONAL SHARE                                                  $21.32
                                                                       ======

-------------
  * Non-income producing security.
 ** Also aggregate cost for federal tax purposes.
*** Redemption value is $20.26 following a 4% maximum contingent deferred sales charge.



                See accompanying Notes to Financial Statements.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                                                       For the
                                                                      Year Ended
                                                                        May 31,
--------------------------------------------------------------------------------
                                                                         1998
Investment Income:
   Dividends                                                         $ 2,569,469
   Interest                                                            1,272,635
                                                                     -----------
            Total income                                               3,842,104
                                                                     -----------
Expenses:
   Investment advisory fee                                             2,090,159
   Distribution fee                                                      644,257
   Registration fees                                                      51,294
   Accounting fee                                                         77,864
   Transfer agent fee                                                     74,050
   Custodian fee                                                          23,692
   Directors' fees                                                        10,811
   Miscellaneous                                                         156,072
                                                                     -----------
            Total expenses                                             3,128,199
                                                                     -----------
   Net investment income                                                 713,905
                                                                     -----------
Realized and unrealized gain on investments:
   Net realized gain from security transactions                        5,232,557
   Change in unrealized appreciation/depreciation of investments      54,454,890
                                                                     -----------
            Net gain on investments                                   59,687,447
                                                                     -----------
Net increase in net assets resulting from operations                 $60,401,352
                                                                     ===========



                See accompanying Notes to Financial Statements.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                      For the Year Ended May 31,
--------------------------------------------------------------------------------
                                                        1998            1997

Increase in Net Assets:
Operations:
   Net investment income                           $    713,905    $    635,029
   Net realized gain
     from security transactions                       5,232,557       2,887,321
   Change in unrealized appreciation/
     depreciation of investments                     54,454,890      27,900,712
                                                   ------------    ------------
   Net increase in net assets resulting
     from operations                                 60,401,352      31,423,062
                                                   ------------    ------------
Distributions to Shareholders from:
   Net investment income and short-term gains:
     Class A Shares                                    (752,668)       (719,423)
     Class B Shares                                     (42,361)        (23,259)
     Institutional Shares                              (517,867)       (149,154)
   Net realized long-term and mid-term gains:
     Class A Shares                                  (1,489,329)       (392,581)
     Class B Shares                                    (268,284)        (40,703)
     Institutional Shares                              (755,157)        (85,452)
                                                   ------------    ------------
        Total distributions                          (3,825,666)     (1,410,572)
                                                   ------------    ------------
Capital Share Transactions:
   Proceeds from sale of shares                     123,536,819      73,706,538
   Value of shares issued in reinvestment
     of dividends                                     3,468,071       1,249,106
   Cost of shares repurchased                       (24,608,945)     (7,920,314)
                                                   ------------    ------------
   Increase in net assets derived from
     capital share transactions                     102,395,945      67,035,330
                                                   ------------    ------------
   Total increase in net assets                     158,971,631      97,047,820
Net Assets:
   Beginning of period                              170,815,069      73,767,249
                                                   ------------    ------------
   End of period (including undistributed net
     investment income of $55,727 and $257,965,
     respectively)                                 $329,786,700    $170,815,069
                                                   ============    ============



                 See accompanying Notes to Financial Statements.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS -- CLASS A SHARES
(For a share outstanding throughout each period)

                                                                              For the Period
                                                                             Feb. 13, 1995(1)
                                                                                  through
                                                For the Year Ended May 31,        May 31,
---------------------------------------------------------------------------------------------
                                               1998       1997         1996        1995
Per Share Operating Performance:
   Net asset value at beginning of
      period                                $  16.93   $  13.09      $ 10.77     $ 10.00
                                            --------   --------      -------     -------
Income from Investment Operations:
   Net investment income                        0.05       0.08         0.17        0.12
   Net realized and unrealized gain
      on investments                            4.60       3.96         2.29        0.65
                                            --------   --------      -------     -------
   Total from Investment Operations             4.65       4.04         2.46        0.77
Less Distributions:
   Net investment income and
      short-term gains                         (0.10)     (0.13)       (0.14)         --
   Net realized mid-term and
      long-term gains                          (0.19)     (0.07)          --          --
                                            --------   --------      -------     -------
   Total distributions                         (0.29)     (0.20)       (0.14)         --
                                            --------   --------      -------     -------
   Net asset value at end of period         $  21.29   $  16.93      $ 13.09     $ 10.77
                                            ========   ========      =======     =======
Total Return                                   27.76%     31.17%       23.05%       7.70%

Ratios to Average Daily Net Assets:
   Expenses                                     1.24%      1.35%(2)     1.35%(2)    1.35%(2,4)
   Net investment income                        0.29%      0.61%(3)     1.52%(3)    3.74%(3,4)

Supplemental Data:
   Net assets at end of period (000)        $198,387   $113,030      $64,230     $38,612
   Portfolio turnover rate                      7.94%     17.60%        0.73%         --

---------
(1) Commencement of operations.
(2) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 1.48%, 1.77% and 3.76% (annualized) for the years ended May 31, 1997, 1996 and the period ended May 31, 1995, respectively.
(3) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 0.48%, 1.10% and 1.33% (annualized) for the years ended May 31, 1997, 1996 and the period ended May 31, 1995, respectively.
(4) Annualized.

                See accompanying Notes to Financial Statements.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS -- CLASS B SHARES
(For a share outstanding throughout each period)

                                                                              For the Period
                                                                             Feb. 13, 1995(1)
                                                                                  through
                                                For the Year Ended May 31,        May 31,
---------------------------------------------------------------------------------------------
                                               1998       1997         1996        1995
Per Share Operating Performance:
   Net asset value at beginning of
      period                                 $ 16.84    $ 13.03       $10.75      $10.00
                                             -------    -------       ------      ------
Income from Investment Operations:
   Net investment income
      (Expenses in excess of income)           (0.06)     (0.04)        0.07        0.07
   Net realized and unrealized gain
      on investments                            4.54       3.96         2.31        0.68
                                             -------    -------       ------      ------
   Total from Investment Operations             4.48       3.92         2.38        0.75
Less Distributions:
   Net investment income
      and short-term gains                     (0.03)     (0.04)       (0.10)         --
   Net realized mid-term and
      long-term gains                          (0.19)     (0.07)          --          --
                                             -------    -------       ------      ------
   Total distributions                         (0.22)     (0.11)       (0.10)         --
                                             -------    -------       ------      ------
   Net asset value at end of period          $ 21.10    $ 16.84       $13.03      $10.75
                                             =======    =======       ======      ======
Total Return                                   26.81%     30.28%       22.17%       7.50%

Ratios to Average Daily Net Assets:
   Expenses                                     1.98%      2.10%(2)     2.10%(2)    2.10%(2,4)
   Net investment income
      (Expenses in excess of income)           (0.47)%    (0.16)%(3)    0.71%(3)    1.97%(3,4)

Supplemental Data:
   Net assets at end of period (000)         $37,046    $15,670       $5,302      $2,159
   Portfolio turnover rate                      7.94%     17.60%        0.73%         --

---------
(1) Commencement of operations.
(2) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 2.23%, 2.52% and 4.22% (annualized) for the years ended May 31, 1997, 1996 and the period ended May 31, 1995, respectively.
(3) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been (0.28)%, 0.29%, and (0.15%) (annualized) for the years ended May 31, 1997, 1996, and the period ended May 31, 1995, respectively.
(4) Annualized.

                See accompanying Notes to Financial Statements.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SHARES
(For a share outstanding throughout each period)

                                                                          For the Period
                                                                         Feb. 12, 1996(1)
                                                         For the Year         through
                                                         Ended May 31,        May 31,
-----------------------------------------------------------------------------------------
                                                       1998        1997         1996
Per Share Operating Performance:
   Net asset value at beginning of period            $ 16.94     $ 13.10       $12.72
                                                     -------     -------       ------
Income from Investment Operations:
   Net investment income                                0.10        0.14         0.04
   Net realized and unrealized gain
      on investments                                    4.59        3.95         0.34
                                                     -------     -------       ------
   Total from Investment Operations                     4.69        4.09         0.38

Less Distributions:
   Net investment income and short-term gains          (0.14)      (0.18)          --
   Net realized mid-term and long-term gains           (0.19)      (0.07)          --
                                                     -------     -------       ------
   Total distributions                                 (0.33)      (0.25)          --
                                                     -------     -------       ------
   Net asset value at end of period                  $ 21.32     $ 16.94       $13.10
                                                     =======     =======       ======
Total Return                                           28.14%      31.58%        3.23%

Ratios to Average Daily Net Assets:
   Expenses                                             0.98%       1.10%(2)     1.10%(2,4)
   Net investment income                                0.54%       0.81%(3)     1.20%(3,4)

Supplemental Data:
   Net assets at end of period (000)                 $94,354     $42,115       $4,235
   Portfolio turnover rate                              7.94%      17.60%        0.73%

---------
(1) Commencement of operations.
(2) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 1.23% and 1.55% (annualized) for the year ended May 31, 1997, and the period ended May 31, 1996, respectively.
(3) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 0.70%, and 0.75% (annualized) for the year ended May 31, 1997 and the period ended May 31, 1996, respectively.
(4) Annualized.

                See accompanying Notes to Financial Statements.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- Significant Accounting Policies

     Flag Investors Equity Partners Fund, Inc. (the "Fund"), which was organized as a Maryland Corporation on November 30, 1994, commenced operations February 13, 1995. The Fund is registered under the Investment Company Act of 1940, as a diversified, open-end Investment Management Company. Its objective is to seek long-term growth of capital and, secondarily, current income primarily through a policy of diversified investments in equity securities, including common stocks and convertible securities.

     The Fund consists of three share classes: Class A Shares and Class B Shares, which both commenced February 13, 1995, and Institutional Shares, which commenced February 12, 1996.

     The Class A and Class B Shares are subject to different sales charges. The Class A Shares have a front-end sales charge and the Class B Shares have a contingent deferred sales charge. In addition each class has a different distribution fee. The Institutional Shares do not have a front-end sales charge, a contingent deferred sales charge or a distribution fee.

     When preparing the Fund's financial statements, management makes estimates and assumptions to comply with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different than the actual results. The Fund's significant accounting policies are:

     A. SECURITY VALUATION--The Fund values a portfolio security that is primarily traded on a national exchange by using the last price reported for the day. If there are no sales or the security is not traded on a listed exchange, the Fund values the security at its last bid price in the over-the-counter market. When a market quotation is not readily available, the Investment Advisor, under the direction of the Board of Directors determines a fair value using policy and procedures that the Board of Directors establishes and monitors. The Fund values short-term obligations with maturities of 60 days or less at amortized cost.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 1 -- concluded

     B. REPURCHASE AGREEMENTS--The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is sufficient if the broker defaults. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

     C. FEDERAL INCOME TAXES--The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

             The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

     D. SECURITIES TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND OTHER--The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis and includes the pro rata scientific method for amortization of premiums and accretion of discounts when appropriate. Expenses are recorded as incurred. Income and common expenses are allocated to each class based on its respective average net assets. Class
         specific  expenses  are  charged  directly  to  each  class.   Dividend
         income and distributions to shareholders are recorded on the ex-dividend date. The Fund has deferred the costs incurred by its organization and the initial public offering of shares. These costs are being amortized on the straight-line method over a five-year period, which began when the Fund commenced investment activities.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

NOTE 2 -- Investment Advisory Fees, Transactions with Affiliates and Other Fees

     Investment Company Capital Corp. ("ICC"), an indirect subsidiary of Bankers Trust Corporation, is the Fund's investment advisor and Alex. Brown Investment Management ("ABIM") is the Fund's subadvisor. As compensation for its advisory services, the Fund pays ICC an annual fee. This fee is based on the Fund's average daily net assets and is calculated daily and paid monthly at the following annual rates: 1.00% of the first $50 million, 0.85% of the next $50 million, 0.80% of the next $100 million and 0.70% of the amount over $200 million. At May 31, 1998, the amount owed under the advisory agreement amounted to $226,672.

     As compensation for its subadvisory services, ICC pays ABIM a fee from its advisory fee. This fee is based on the Fund's average daily net assets and is calculated daily and paid monthly at the following annual rates: 0.75% of the first $50 million, 0.60% of the next $150 million and 0.50% of the amount over $200 million.

     ICC has agreed to reduce its aggregate fees so that ordinary Fund expenses for any fiscal year do not exceed 1.35% of the Class A Shares' average daily net assets, 2.10% of the Class B Shares' average daily net assets and 1.10% of the Institutional Shares' average daily net assets. No fees were reduced for the year ended May 31, 1998.

     As compensation for its accounting services, the Fund pays ICC an annual fee that is calculated daily and paid monthly from the Fund's average daily net assets.

     As compensation for its transfer agent services, the Fund pays ICC a per account fee that is calculated and paid monthly.

     Effective September 22, 1997, Bankers Trust Company became the Fund's custodian. Prior to September 22, 1997 PNC Bank served as the Fund's custodian. From September 22, 1997 to May 31, 1998, the Fund paid $11,578 in custody expenses.

     As compensation for providing distribution services, the Fund pays ICC Distributors, Inc. ("ICC Distributors") an annual fee that is calculated daily and paid monthly. This fee is paid at an annual rate equal to 0.25% of the Class A Shares' average daily net assets and 1.00% (including a 0.25% shareholder servicing fee) of the Class B Shares' average daily net assets. For the year ended May 31, 1998 distribution fees aggregated $378,730 and $265,527 for distri-

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2 -- concluded

bution services for the Class A shares and Class B shares respectively. The Fund did not pay BT Alex. Brown any commissions for the year ended May 31, 1998. Prior to September 1, 1997 Alex. Brown & Sons, Inc. served as the Fund's distributor for the same rate of compensation and on substantially the same terms as ICC Distributors and earned or were paid $77,151 for Class A Shares and $48,223 for Class B Shares.

     The Fund's complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the year ended May 31, 1998 was $5,802, and accrued liability was $7,276.

NOTE 3 -- Capital Share Transactions

     The Fund is authorized to issue up to 35 million shares of $.001 par value capital stock (20 million Class A, 5 million Class B, 5 million Institutional and 5 million undesignated). Transactions in shares of the Fund were as follows:

                                                    Class A Shares
                                             -----------------------------
                                               For the           For the
                                              Year Ended       Year Ended
                                             May 31, 1998     May 31, 1997
                                             ------------     ------------

Shares sold                                     3,375,853       2,175,983
Shares issued to shareholders on
   reinvestment of dividends                      117,061          71,468
Shares redeemed                                  (852,542)       (477,782)
                                             ------------     -----------
Net increase in shares outstanding              2,640,372       1,769,669
                                             ============     ===========

Proceeds from sale of shares                 $ 66,318,519     $32,665,187
Value of reinvested dividends                   2,136,952       1,040,589
Cost of shares redeemed                       (16,794,448)     (7,100,783)
                                             ------------     -----------
                                             $ 51,661,023     $26,604,993
                                             ============     ===========

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

NOTE 3 -- concluded

                                                     Class B Shares
                                             -----------------------------
                                               For the           For the
                                              Year Ended       Year Ended
                                             May 31, 1998     May 31, 1997
                                             ------------     ------------

Shares sold                                       860,902         545,380
Shares issued to shareholders on
   reinvestment of dividends                       16,617           3,986
Shares redeemed                                   (52,451)        (25,717)
                                              -----------      ----------
Net increase in shares outstanding                825,068         523,649
                                              ===========      ==========

Proceeds from sale of shares                  $16,336,267      $8,263,270
Value of reinvested dividends                     302,586          60,224
Cost of shares redeemed                        (1,036,796)       (375,286)
                                              -----------      ----------
                                              $15,602,057      $7,948,208
                                              ===========      ==========

                                                  Institutional Shares
                                             -----------------------------
                                                For the          For the
                                              Year Ended       Year Ended
                                             May 31, 1998     May 31, 1997
                                             ------------     ------------

Shares sold                                     2,238,106       2,182,989
Shares issued to shareholders on
   reinvestment of dividends                       56,263           9,854
Shares redeemed                                  (353,873)        (30,115)
                                              -----------     -----------
Net increase in shares outstanding              1,940,496       2,162,728
                                              ===========     ===========

Proceeds from sale of shares                  $40,882,033     $32,778,081
Value of reinvested dividends                   1,028,533         148,292
Cost of shares redeemed                        (6,777,701)       (444,244)
                                              -----------     -----------
                                              $35,132,865     $32,482,129
                                              ===========     ===========

     At May 31, 1998, the amounts payable for fund shares redeemed amounted to $1,189,301, of which $1,002,179 were attributable to the Class A Shares and $187,122 were attributable to the Class B Shares.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

NOTE 4 -- Investment Transactions

     At May 31, 1998, the amount owed for securities purchased were $635,714. Excluding short-term obligations, purchases of investment securities aggregated $127,606,561 and sales of investment securities aggregated $18,039,365 for the year ended May 31, 1998.

     On May 31, 1998, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $100,101,326 and aggregate gross unrealized depreciation of all securities in which there is an excess of tax cost over value was $6,504,784.

NOTE 5 -- Net Assets

     On May 31, 1998, net assets consisted of:

Paid-in capital:
   Class A Shares                                                 $131,887,170
   Class B Shares                                                   28,044,712
   Institutional Shares                                             71,757,339
Accumulated net realized gain from security transactions             4,445,210
Unrealized appreciation of investments                              93,596,542
Undistributed net investment income                                     55,727
                                                                  ------------
                                                                  $329,786,700
                                                                  ============

NOTE 6 -- Shareholder Meeting

     Alex. Brown Incorporated, which was the parent corporation of the Fund's investment advisor, merged into a subsidiary of Bankers Trust Corporation on September 1, 1997. Due to the change in control of Alex. Brown Incorporated, the Flag Investors Equity Partners Fund held a special meeting for its shareholders on August 14, 1997. During the meeting, shareholders approved a new Investment Advisory between the Fund and ICC and a new SubAdvisory Agreement among the Fund, ICC and ABIM. The new agreements are substantially the same as the former agreements.

NOTE 7 -- Federal Tax Information (unaudited)

     100% of the net investment income dividends paid by the Fund during the tax year ended May 31, 1998 qualified for the Dividends Received Deduction. The Fund paid a long-term capital gain dividend of $0.19 during the tax year ended May 31, 1998. Eighty percent of this dividend was classified as 28% capital gain and twenty percent was classified as 20% capital gain.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Directors of
Flag Investors Equity Partners Fund, Inc.

     We have audited the accompanying statement of net assets of Flag Investors Equity Partners Fund, Inc. as of May 31, 1998 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of May 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Flag Investors Equity Partners Fund, Inc. as of May 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.
Philadelphia, Pennsylvania
June 19, 1998

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS

                                TRUMAN T. SEMANS
                                    CHAIRMAN

      JAMES J. CUNNANE                           CARL W. VOGT, ESQ.
          DIRECTOR                                    DIRECTOR

       RICHARD T. HALE                               HARRY WOOLF
          DIRECTOR                                    PRESIDENT

       JOHN F. KROEGER                              AMY M. OLMERT
          DIRECTOR                                    SECRETARY

        LOUIS E. LEVY                             JOSEPH A. FINELLI
          DIRECTOR                                     TREASURER

     EUGENE J. MCDONALD                            SCOTT J. LIOTTA
          DIRECTOR                                ASSISTANT SECRETARY

      REBECCA W. RIMMEL
          DIRECTOR





INVESTMENT OBJECTIVE

A mutual fund designed to seek long-term growth of capital and, secondarily, current income primarily through a policy of diversified investments in equity securities, including common stocks and convertible securities.

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


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

------------------------------------------------------------------------------
    This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

    For more complete information regarding any of the Flag Investors Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-FLAG. Read it carefully before you invest.
------------------------------------------------------------------------------

                             [FLAG INVESTORS LOGO]

                                 FLAG INVESTORS



                                     GROWTH

                       Flag Investors Emerging Growth Fund

                       Flag Investors Equity Partners Fund

                        Flag Investors International Fund


                                  EQUITY INCOME

                   Flag Investors Real Estate Securities Fund

                       Flag Investors Communications Fund


                                    BALANCED

                        Flag Investors Value Builder Fund


                                     INCOME

                  Flag Investors Short-Intermediate Income Fund

              Flag Investors Total Return U.S. Treasury Fund Shares


                                 TAX-FREE INCOME

                  Flag Investors Managed Municipal Fund Shares


                                 CURRENT INCOME

                    Flag Investors Cash Reserve Prime Shares





                                  P.O. Box 515
                            Baltimore, Maryland 21203
                                  800-767-FLAG


                                 Distributed by:
                             ICC DISTRIBUTORS, INC.